EXHIBIT 99.1


                                  CERTIFICATION




To my knowledge, this Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                                      By:/s/ John D. Doherty
                                         ---------------------------------------
                                         John D. Doherty
                                         President and Chief Executive Officer



                                      By /s/ Michael K. Devlin
                                         ---------------------------------------
                                         Michael K. Devlin
                                         Senior Vice President, Treasurer
                                         and Chief Financial Officer


Date:  August 14, 2002